Supplement Dated September 18, 2012
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account JF-A

Lincoln Ensemble II® VUL Lincoln Ensemble III® VUL

The information in this supplement updates and amends certain information contained in the last product prospectus you received.  Keep this supplement with your prospectus for reference.

Investment and fixed account options – Portfolio Choices.  This section outlines several fund name and sub-adviser changes for certain funds. More detailed information may be obtained from the current prospectus for each fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

LVIP Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation

Effective September 21, 2012:

•	LVIP Columbia Small-Mid Cap Growth RPM Fund*
(sub-advised by Columbia Management Investment Advisers, LLC)
(formerly LVIP Turner Mid-Cap Growth Fund)
•	LVIP JPMorgan Mid Cap Value RPM Fund*
(sub-advised by J.P. Morgan Investment Management Inc.)
(formerly LVIP Columbia Value Opportunities Funds

Effective September 28, 2012:

•	LVIP SSgA Global Tactical Allocation RPM Fund*
(formerly LVIP SSgA Global Tactical Allocation Fund)
•	LVIP Templeton Growth RPM Fund*
(formerly LVIP Templeton Growth Fund)

* The Fund's RPM strategy is not a guarantee the Fund's shareholders may experience losses.  The Fund employs hedging strategies designed to manage overall portfolio volatility. The cost of these hedging strategies could limit the upside participation of the Fund in rising equity markets relative to un-hedged funds.

For additional information about the funds, please refer to the funds’ prospectuses.